Exhibit (n)(i) under Form N-1A
                                            Exhibit 10 under Item 601/Reg. S-K


                              MTB GROUP OF FUNDS
                             MULTIPLE CLASS PLAN


      This Multiple Class Plan ("Plan") is adopted by the MTB Group of Funds (the "Trust"), a Delaware statutory trust, with respect to the classes of shares ("Classes") of its various portfolios (the "Funds") set forth in exhibits hereto (the "Class Exhibits"). The adoption of this Plan is indicated by the execution of one or more of the Class Exhibits.

1.    Purpose

      This Plan is adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "Rule"), in connection with the issuance by the Trust of more than one class of shares of any or all of the Funds in reliance on the Rule.

2.    Separate Arrangements / Class Differences

      The arrangements for shareholders services or the distribution of securities, or both, for each Class shall be as set forth in the applicable Class Exhibit hereto.

3.    Expense Allocations

      Each Class shall be allocated those expenses actually incurred in a different amount by that Class and which are described in the applicable Class Exhibit hereto ("Class Expenses"). Class Expenses may include distribution expenses; shareholder services expenses; transfer agent fees; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders; blue sky registration fees; SEC registration fees; the expense of administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one Class; or Trustees' fees incurred as a result of issues relating to one Class of shares.

4.    Conversion Features

      The conversion features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.

5.    Exchange Features

      The exchange features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.

6.    Effectiveness

      This Plan shall become effective with respect to each Class upon execution of an exhibit adopting this Plan with respect to such Class.

7.    Amendment

      Any material amendment of this Plan or any Class Exhibit hereto by the Trust is subject to the approval of a majority of the Trustees of the Trust, and a majority of the Trustees of the Trust who are not interested persons of the Trust, pursuant to the Rule.

8.    Limitations of Liability of Trustees and Shareholders of the Trust.

      The execution and delivery of this Plan have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Plan are not binding upon any of the Trustees or shareholders of the Trust, but bind only the appropriate property of the Fund, or Class, as provided in the Charter Documents.


                                  EXHIBIT A
                                    to the
                             Multiple Class Plan
                              MTB GROUP OF FUNDS
                                Class A Shares
                            MTB Money Market Fund
                   MTB New York Tax-Free Money Market Fund
                        MTB Treasury Money Market Fund



      This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class A Shares of the Funds.

1.  Separate Arrangements

     Distribution Arrangements
     Class A Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of short-term money market securities.

     Channel/Target Customers
     Class A Shares are designed for sale to retail customers.

     Sales Load
     None

     Fees for Distribution and/or Recordkeeping and Administrative Services
     None.

     Services Offered to Shareholders
     Include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares.

     Shareholder Services Fees
     Maximum shareholder service fee: 0.25 of 1% of the average daily net asset value of the Class A Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

     Minimum Investments
     The minimum initial investment in Class A Shares is $500 unless the investment is in a retirement plan, in which case the minimum initial investment is $250. Subsequent investments must be in amounts of at least $25, including retirement plans.

     Voting Rights
     Each Class A Share gives the shareholder one vote in Director elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.   Expense Allocation

     Distribution Fees
     No Distribution Fees are allocated to Class A Shares.

     Shareholder Service Fees
     Shareholder Service Fees are allocated equally among the Class A Shares of each Fund.

3.   Conversion Features

     Class A Shares are not convertible into shares of any other class.

4.   Exchange Features

     Class A Shares of any portfolio may be exchanged for Shares of other Funds of the Trust or certain other Funds distributed by Edgewood Services, Inc. pursuant to the conditions described in the appropriate prospectus.


            IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer(s) as of the date(s) set forth below.


                                          MTB GROUP OF FUNDS


                                          By:  /s/ Beth S. Broderick
                                          Name:  Beth S. Broderick
                                          Title:  Vice President
                                          Date:  March 24, 2003


                                  EXHIBIT B
                                    to the
                             Multiple Class Plan
                              MTB GROUP OF FUNDS
                                Class A Shares
                 MTB Pennsylvania Tax-Free Money Market Fund
                        MTB Tax-Free Money Market Fund
                    MTB U.S. Government Money Market Fund



      This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class A Shares of the Funds.

1.  Separate Arrangements

     Distribution Arrangements
     Class A Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of short-term money market securities.

     Channel/Target Customers
     Class A Shares are designed for sale to retail customers.

     Sales Load
     None

     Fees for Distribution and/or Recordkeeping and Administrative Services Maximum Rule 12b-1 distribution fee: 0.25% of 1% of daily net asset value of the Class A Shares. All or any portion of this fee may be waived by the Distributor from time to time.

     Services Offered to Shareholders
     Include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares.

     Shareholder Services Fees
     Maximum shareholder service fee: 0.25 of 1% of the average daily net asset value of the Class A Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

     Minimum Investments
     The minimum initial investment in Class A Shares is $500 unless the investment is in a retirement plan, in which case the minimum initial investment is $250. Subsequent investments must be in amounts of at least $25, including retirement plans.

     Voting Rights
     Each Class A Share gives the shareholder one vote in Director elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.


2.   Expense Allocation

     Distribution Fees
     Distribution Fees are allocated among Class A Shares of each Fund.

     Shareholder Service Fees
     Shareholder Service Fees are allocated equally among the Class A Shares of each Fund.

3.   Conversion Features

     Class A Shares are not convertible into shares of any other class.

4.   Exchange Features

     Class A Shares of any portfolio may be exchanged for Shares of other Funds of the Trust or certain other Funds distributed by Edgewood Services, Inc. pursuant to the conditions described in the appropriate prospectus.


            IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer(s) as of the date(s) set forth below.


                                          MTB GROUP OF FUNDS


                                          By:  /s/ Beth S. Broderick
                                          Name:  Beth S. Broderick
                                          Title:  Vice President
                                          Date:  March 24, 2003


                                  EXHIBIT C
                                    to the
                             Multiple Class Plan
                              MTB GROUP OF FUNDS
                                Class A Shares

---------------------------------------------------------------------------
                     Fund                         Effective Date of Plan
===========================================================================
---------------------------------------------------------------------------
           MTB Large Cap Value Fund                  November 1, 2000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           MTB Large Cap Growth Fund                 November 1, 2000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
            MTB Mid Cap Stock Fund                   November 1, 2000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           MTB Small Cap Stock Fund                  November 1, 2000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
         MTB International Equity Fund               November 1, 2000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Managed Allocation Fund - Aggressive Growth       March 1, 2000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  MTB Managed Allocation Fund - Conservative          March 1, 2000
                    Growth
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 MTB Managed Allocation Fund - Moderate Growth        March 1, 2000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
               MTB Balanced Fund                      March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
            MTB Equity Income Fund                    March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
             MTB Equity Index Fund                    March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                MTB Income Fund                       March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
        MTB Intermediate Term Bond Fund               March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
         MTB International Equity Fund                March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           MTB Large Cap Value Fund                   March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           MTB Large Cap Growth Fund                  March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           MTB Large Cap Stock Fund                   March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MTB Managed Allocation Fund - Aggressive Growth       March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  MTB Managed Allocation Fund - Conservative          March 24, 2003
                    Growth
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 MTB Managed Allocation Fund - Moderate Growth        March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
       MTB Maryland Municipal Bond Fund               March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
            MTB Mid Cap Stock Fund                    March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
            MTB Mid Cap Growth Fund                   March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           MTB Multi Cap Growth Fund                  March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
       MTB New York Municipal Bond Fund               March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
     MTB Pennsylvania Municipal Bond Fund             March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
    MTB Short Duration Government Bond Fund           March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
      MTB Short Term Corporate Bond Fund              March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           MTB Small Cap Stock Fund                   March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           MTB Small Cap Growth Fund                  March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
         MTB U.S. Government Bond Fund                March 24, 2003
---------------------------------------------------------------------------

      This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated above, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class A Shares of the Funds.

1.  Separate Arrangements

     Distribution Arrangements
     Class A Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of short-term money market securities.

     Channel/Target Customers
     Class A Shares are designed for sale to retail customers.

     Sales Load
     Class A Shares are sold with a front-end sales load as described in the prospectus. In addition, Class A Shares of such Funds purchased in amounts of $1 million or more which are redeemed at any time within the 12-month period beginning on the first day of the calendar month following the month in which such Shares were purchased, will be subject to a 1.00% contingent deferred sales charge.

     Fees for Distribution and/or Recordkeeping and Administrative Services Maximum Rule 12b-1 distribution fee: 0.25 of 1% of the average daily net assets of each Fund's Class A Shares. All or any portion of this fee may be waived by the Distributor from time to time.

     Services Offered to Shareholders
     Include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares.

     Shareholder Services Fees
     Maximum shareholder service fee: 0.25 of 1% of the average daily net asset value of each Fund's Class A Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

     Minimum Investments
     The minimum initial investment in Class A Shares is $500 unless the investment is in a retirement plan, in which case the minimum initial investment is $250. Subsequent investments must be in amounts of at least $25, including retirement plans.

     Voting Rights
     Each Class A Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders of the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.   Expense Allocation

     Distribution Fees
     Distribution Fees are allocated equally among Class A Shares of each Fund.

     Shareholder Service Fees
     Shareholder Service Fees are allocated equally among Class A Shares of each Fund.

3.   Conversion Features

     Class A Shares are not convertible into shares of any other class.

4.   Exchange Features

     Class A Shares of any portfolio may be exchanged for Class A Shares of other Funds of the Trust or certain other Funds distributed by Edgewood Services, Inc. pursuant to the conditions described in the appropriate prospectus.


            IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer(s) as of the date(s) set forth below.

                                          MTB GROUP OF FUNDS


                                          By:  /s/ Beth S. Broderick
                                          Name:  Beth S. Broderick
                                          Title:  Vice President
                                          Date:  March 24, 2003

                                  EXHIBIT D
                                    to the
                             Multiple Class Plan
                              MTB GROUP OF FUNDS
                                Class S Shares
                            MTB Money Market Fund
                        MTB Treasury Money Market Fund



      This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class S Shares of the Funds.

1.  Separate Arrangements

     Distribution Arrangements
     Class S Shares are designed for institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of short-term money market securities.

     Channel/Target Customers
     Class S Shares are designed for sale to customers who purchase shares through cash management services, such as a sweep account, or through a bank or other financial service providers.

     Sales Load
     None

     Fees for Distribution and/or Recordkeeping and Administrative Services Maximum Rule 12b-1 distribution fee: 0.25 of 1% of the average daily net asset value of the Class S Shares

     Services Offered to Shareholders
     Include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares.

     Shareholder Services Fees
     Maximum shareholder service fee: 0.25 of 1% of the average daily net asset value of the Class S Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

     Minimum Investments
     The minimum initial investment in Class S Shares is $500.00. Subsequent investments must be in amounts of at least $250.00. The minimum initial and subsequent investment for retirement plans is only $25.00. Minimum investments may be waived from time to time.

     Voting Rights
     Each Class S Share gives the shareholder one vote in Director elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.


2.   Expense Allocation

     Distribution Fees
     Distribution Fees are allocated equally among the Class S Shares of each Fund.

     Shareholder Service Fees
     Shareholder Services Fees are allocated equally among Class S Shares of each Fund.

3.   Conversion Features

     Class S Shares are not convertible into shares of any other class.

4.   Exchange Features

     Class S Shares of any Fund may be exchanged for Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.


            IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer(s) as of the date(s) set forth below.


                                          MTB GROUP OF FUNDS


                                          By:  /s/ Beth S. Broderick
                                          Name:  Beth S. Broderick
                                          Title:  Vice President
                                          Date:  March 24, 2003

                                  EXHIBIT E
                                    to the
                             Multiple Class Plan
                              MTB GROUP OF FUNDS
                                Class B Shares

---------------------------------------------------------------------------
                    Fund                        Effective Date of Plan
===========================================================================
---------------------------------------------------------------------------
           MTB Mid Cap Stock Fund                  November 1, 2000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
         MTB Large Cap Growth Fund                 November 1, 2000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
          MTB Large Cap Value Fund                 November 1, 2000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
          MTB Small Cap Stock Fund                 November 1, 2000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
       MTB International Equity Fund               November 1, 2000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  MTB Managed Allocation Fund - Aggressive           March 1, 2000
                   Growth
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 MTB Managed Allocation Fund - Conservative          March 1, 2000
                   Growth
---------------------------------------------------------------------------
---------------------------------------------------------------------------
   MTB Managed Allocation Fund - Moderate            March 1, 2000
                   Growth
---------------------------------------------------------------------------
---------------------------------------------------------------------------
             MTB Balanced Fund                      March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           MTB Equity Income Fund                   March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           MTB Equity Index Fund                    March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
              MTB Income Fund                       March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
      MTB Intermediate Term Bond Fund               March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
       MTB International Equity Fund                March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           MTB Mid Cap Stock Fund                   March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
         MTB Large Cap Growth Fund                  March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
          MTB Large Cap Stock Fund                  March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
          MTB Large Cap Value Fund                  March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  MTB Managed Allocation Fund - Aggressive          March 24, 2003
                   Growth
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 MTB Managed Allocation Fund - Conservative         March 24, 2003
                   Growth
---------------------------------------------------------------------------
---------------------------------------------------------------------------
   MTB Managed Allocation Fund - Moderate           March 24, 2003
                   Growth
---------------------------------------------------------------------------
---------------------------------------------------------------------------
      MTB Maryland Municipal Bond Fund              March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
          MTB Mid Cap Growth Fund                   March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           MTB Money Market Fund                    March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
         MTB Multi Cap Growth Fund                  March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
      MTB New York Municipal Bond Fund              March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
    MTB Pennsylvania Municipal Bond Fund            March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  MTB Short Duration Government Bond Fund           March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
     MTB Short Term Corporate Bond Fund             March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
         MTB Small Cap Growth Fund                  March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
          MTB Small Cap Stock Fund                  March 24, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
       MTB U.S. Government Bond Fund                March 24, 2003
---------------------------------------------------------------------------



      This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated above, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class B Shares of the Funds.

1.  Separate Arrangements

     Distribution Arrangements
     Class B Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of securities, and who do not want to pay a front-end sales charge.

     Channel/Target Customers
     Class B Shares are designed for sale primarily to retail customers.

     Sales Load
     Class B Shares of the Funds are sold without a maximum front-end sales load.

     Contingent Deferred Sales Charge
     Class B Shares are subject to a CDSC as described in the Fund's prospectus (maximum of 5.00% in the first year).

     Fees for Distribution and/or Recordkeeping and Administrative Services Maximum Rule 12b-1 distribution fee: 0.75 of 1% of the average daily net assets of each Fund's Class B Shares. All or any portion of this fee may be waived by the Distributor from time to time.

     Services Offered to Shareholders
     Include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares.

     Shareholder Services Fees
     Maximum shareholder service fee: 0.25 of 1% of the average daily net asset value of each Fund's Class B Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

     Minimum Investments
     The minimum initial investment in Class B Shares is $500 unless the investment is in a retirement plan, in which case the minimum initial investment is $250.00. Subsequent investments must be in amounts of at least $25, including retirement plans.

     Voting Rights
     Each Class B Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders of the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.   Expense Allocation

     Distribution Fees
     Distribution Fees are allocated equally among Class B Shares of each Fund.

     Shareholder Service Fees
     Shareholder Service Fees are allocated equally among Class B Shares of each Fund.

3.   Conversion Features

     Class B Shares automatically convert to Class A Shares eight years after purchase.

4.   Exchange Features

     Class B Shares of any portfolio may be exchanged for Class B Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.


     IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer(s) as of the date(s) set forth below.

                                          MTB GROUP OF FUNDS


                                          By:  /s/ Beth S. Broderick
                                          Name:  Beth S. Broderick
                                          Title:  Vice President
                                          Date:  March 24, 2003

                                  EXHIBIT F
                                    to the
                             Multiple Class Plan
                              MTB GROUP OF FUNDS
                                Class C Shares
                          MTB Small Cap Growth Fund



      This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class C Shares of the Funds.

1.  Separate Arrangements

     Distribution Arrangements
     Class C Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of securities, and who do not want to pay a front-end sales charge.

     Channel/Target Customers
     Class C Shares are designed for sale to retail customers.

     Sales Load
     None

     Contingent Deferred Sales Charge
     Class C Shares are subject to a contingent deferred sales charge as described in the Fund's prospectus (1% on Shares held up to 1 year).

     Fees for Distribution and/or Recordkeeping and Administrative Services Maximum Rule 12b-1 fee: 0.75% of 1% of the average daily net assets of each Fund's Class C Shares. All or any portion of this may be waived by the Distributor from time to time.

     Services Offered to Shareholders
     Include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares.

     Shareholder Services Fees
     Maximum shareholder service fee: 0.25 of 1% of the average daily net asset value of the Class C Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

     Minimum Investments
     The minimum initial investment in Class C Shares is $500 unless the investment is in a retirement plan, in which case the minimum initial investment is $250. Subsequent investments must be in amounts of at least $25, including retirement plans.

     Voting Rights
     Each Class C Share gives the shareholder one vote in Director elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.


2.   Expense Allocation

     Distribution Fees
     Distribution Fees are allocated equally among Class C Shares of each Fund.

     Shareholder Service Fees
     Shareholder Service Fees are allocated equally among the Class C Shares of each Fund.

3.   Conversion Features

     Class C Shares are not convertible into shares of any other class.

4.   Exchange Features

     Class C Shares of any portfolio may be exchanged for Shares of other Funds of the Trust or certain other Funds distributed by Edgewood Services, Inc. pursuant to the conditions described in the appropriate prospectus.


            IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer(s) as of the date(s) set forth below.


                                          MTB GROUP OF FUNDS


                                          By:  /s/ Beth S. Broderick
                                          Name:  Beth S. Broderick
                                          Title:  Vice President
                                          Date:  March 24, 2003


                                  EXHIBIT G
                                    to the
                             Multiple Class Plan
                              MTB GROUP OF FUNDS
                            Institutional I Shares
                              MTB Balanced Fund
                            MTB Equity Income Fund
                            MTB Equity Index Fund
                               MTB Income Fund
                       MTB Intermediate Term Bond Fund
                        MTB International Equity Fund
                          MTB Large Cap Growth Fund
                           MTB Large Cap Stock Fund
                           MTB Large Cap Value Fund
                       MTB Maryland Municipal Bond Fund
                           MTB Mid Cap Growth Fund
                            MTB Mid Cap Stock Fund
                            MTB Money Market Fund
                          MTB Multi Cap Growth Fund
                       MTB New York Municipal Bond Fund
                   MTB New York Tax Free Money Market Fund
                     MTB Pennsylvania Municipal Bond Fund
                 MTB Pennsylvania Tax Free Money Market Fund
                   MTB Short Duration Government Bond Fund
                      MTB Short Term Corporate Bond Fund
                          MTB Small Cap Growth Fund
                           MTB Small Cap Stock Fund
                           MTB Social Balanced Fund
                        MTB Tax Free Money Market Fund
                        MTB U.S. Government Bond Fund
                    MTB U.S. Government Money Market Fund
                     MTB U.S. Treasury Money Market Fund


      This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Institutional I Shares of the Funds.

1.  Separate Arrangements

     Distribution Arrangements
     Institutional I Shares are designed for institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of securities.

     Channel/Target Customers
     Institutional I Shares are designed for sale to financial institutions.

     Sales Load
     None

     Fees for Distribution and/or Recordkeeping and Administrative Services
     None.


     Services Offered to Shareholders
     Include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares.

     Shareholder Services Fees
     Maximum shareholder service fee: 0.25 of 1% of the average daily net asset value of the Institutional I Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

     Minimum Investments
     The minimum initial investment in Institutional I Shares is $100,000.

     Voting Rights
     Each Institutional I Share gives the shareholder one vote in Director elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.   Expense Allocation

     Distribution Fees
     No Distribution Fees are allocated to Institutional I Shares.

     Shareholder Service Fees
     Shareholder Service Fees are allocated equally among the Institutional I Shares of each Fund.

3.   Conversion Features

     Institutional I Shares are not convertible into shares of any other class.

4.   Exchange Features

     Institutional I Shares of any portfolio may be exchanged for Shares of other Funds of the Trust or certain other Funds distributed by Edgewood Services, Inc. pursuant to the conditions described in the appropriate prospectus.


            IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer(s) as of the date(s) set forth below.


                                          MTB GROUP OF FUNDS


                                          By:  /s/ Beth S. Broderick
                                          Name:  Beth S. Broderick
                                          Title:  Vice President
                                          Date:  March 24, 2003


                                  EXHIBIT I
                                    to the
                             Multiple Class Plan
                              MTB GROUP OF FUNDS
                             Institutional Shares
                            MTB Money Market Fund



      This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated above, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Institutional Shares of the Funds.

1.  Separate Arrangements

     Distribution Arrangements
     Institutional Shares are designed for institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of short-term money market securities.

     Channel/Target Customers
     Institutional Shares are designed for sale to financial institutions.

     Sales Load
     None

     Fees for Distribution and/or Recordkeeping and Administrative Services
     None

     Services Offered to Shareholders
     Include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares.

     Shareholder Services Fees
     Maximum shareholder service fee: 0.25 of 1% of the average daily net asset value of each Fund's Institutional Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

     Minimum Investments
     The minimum initial investment in Institutional Shares is $100,000. Subsequent investments must be in amounts of at least $1,000.

     Voting Rights
     Each Institutional Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders of the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.   Expense Allocation

     Fees for Distribution and/or Recordkeeping and Administrative Services Distribution Fees are allocated to Institutional Shares.

     Shareholder Service Fees
     Shareholder Service Fees are allocated equally among Institutional Shares of each Fund.

3.   Conversion Features

     Institutional Shares are not convertible into shares of any other class.

4.   Exchange Features

     Institutional Shares of any portfolio may be exchanged for Shares of other Funds of the Trust or certain other Funds distributed by Edgewood Services, Inc. pursuant to the conditions described in the appropriate prospectus.

     IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer(s) as of the date(s) set forth below.

                                          MTB GROUP OF FUNDS


                                          By:  /s/ Beth S. Broderick
                                          Name:  Beth S. Broderick
                                          Title:  Vice President
                                          Date:  March 24, 2003

                                  EXHIBIT H
                                    to the
                             Multiple Class Plan
                              MTB GROUP OF FUNDS
                           Institutional II Shares
                            MTB Money Market Fund
                 MTB Pennsylvania Tax Free Money Market Fund
                        MTB Tax Free Money Market Fund
                    MTB U.S. Government Money Market Fund
                     MTB U.S. Treasury Money Market Fund


      This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Institutional II Shares of the Funds.

1.  Separate Arrangements

     Distribution Arrangements
     Institutional II Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of securities.

     Channel/Target Customers
     Institutional II Shares are designed for sale to financial institutions.

     Sales Load
     None

     Fees for Distribution and/or Recordkeeping and Administrative Services Maximum Rule 12b-1 fee: 0.25 of 1% of the average daily net assets of the Institutional II Shares.

     Services Offered to Shareholders
     None

     Shareholder Services Fees
     None

     Minimum Investments
     The minimum initial investment in Institutional II Shares is $1,000,000.

     Voting Rights
     Each Institutional II Share gives the shareholder one vote in Director elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.   Expense Allocation

     Distribution Fees
     Distribution Fees are allocated equally among Institutional II Shares of each Fund.

     Shareholder Service Fees
     No Shareholder Service Fees are allocated to Institutional II Shares.


3.   Conversion Features

     Institutional II Shares are not convertible into shares of any other class.

4.   Exchange Features

     Institutional II Shares of any portfolio may be exchanged for Shares of other Funds of the Trust or certain other Funds distributed by Edgewood Services, Inc. pursuant to the conditions described in the appropriate prospectus.


            IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer(s) as of the date(s) set forth below.


                                          MTB GROUP OF FUNDS


                                          By:  /s/ Beth S. Broderick
                                          Name:  Beth S. Broderick
                                          Title:  Vice President
                                          Date:  March 24, 2003